EXHIBIT 99.2

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-KSB of Regency Affiliates, Inc. (the "Company") for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Neil
N. Hasson, Chief Financial Officer of the Company, certifies, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Neil N. Hasson
    --------------------------
Name: Neil N. Hasson
Chief Financial Officer
April 15, 2003

A signed original of this written statement required by Section 906 has been provided to Regency Affiliates, Inc. and will be retained by Regency Affiliates, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.